                                                                    EXHIBIT 99.2


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Systems, Inc.                                Case No.: 01-11491

                                                  Reporting Period: January 2002

                                                                   CURRENT                       CUMULATIVE
                                                                   -------                       ----------
Cash - Beginning of the Month                                             $17,780,349.99               13,293,608.30

Receipts                                             Operating
Accounts Receivable                                                       $28,398,639.92              $56,934,031.19
Postage                                                                    $5,730,239.70               $5,730,239.70
Sale of Assets (Sale 11/30)                                                    $5,637.86                 $440,114.71


Total Receipts                                                            $34,134,517.48              $63,104,385.60

Disbursements
Net Payroll                                                               $13,213,275.00              $25,341,666.10
Building Rent                                                                $969,383.89               $1,546,406.26
Trade Payables                                                            $10,456,209.27              $18,459,441.41
Postage                                                                    $5,730,239.70               $9,504,720.52
Total Disbursements                                                       $30,369,107.86              $54,852,234.29

Net Cash Flow                                                              $3,765,409.62               $8,252,151.31

Corporate Cash accounts                                                   $21,545,759.61              $21,545,759.61
Other Cash Accounts
Other local cash accounts                                                    $500,558.20                 $500,558.20
Petty cash accounts                                                           $32,301.00                  $32,301.00
Total Other Accounts                                                         $532,859.20                 $532,859.20

GRAND TOTAL CASH ACCOUNTS                                                 $22,078,618.81              $22,078,618.81

In re:  Lason Systems, Inc.                                Case #: 01-11491
                                                 Reporting Period:  January 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                     CUMULATIVE FILING TO
REVENUES                                                                           MONTH                     DATE
--------                                                                           -----                     ----
Gross Revenues                                                                         25,241,898              49,827,229
Non-Debtor Net Intercompany                                                              -288,532                 744,359
Less:  Returns and Allowances                                                            -910,703              -1,665,761
Net Revenue                                                                            24,042,663              48,905,827
COST OF GOODS SOLD
Beginning Inventory                                                                     7,125,387               6,709,434
Add:  Purchases                                                                         3,185,107               8,751,609
Add:  Cost of Labor                                                                     9,039,070              17,549,663
Add:  Other Direct Costs (attach schedule)                                              6,744,680              12,928,541
Less:  Ending Inventory                                                                 6,985,871               6,985,871
Cost of Goods Sold                                                                     19,108,374              38,953,377
Gross Profits                                                                           4,934,289               9,952,450
OPERATING EXPENSES
Advertising                                                                                31,095                  60,951
Auto and Truck Expense                                                                     18,746                  32,322
Bad Debts                                                                                       0                 -72,000
Contributions                                                                                   0                       0
Employee Benefits Programs                                                                138,956                 277,373
Insider Compensation*                                                                           0                       0
Insurance                                                                                 119,113                 206,811
Management Fees/Bonuses                                                                   104,972                  73,166
Office Expense                                                                            130,686                 226,499
Pension & Profit Sharing Plans                                                             35,304                 -58,169
Repairs and Maintenance                                                                   151,380                 254,171
Rent and Lease Expense                                                                    222,260                 448,803
Salaries/Commissions/Fees                                                               3,557,375               7,193,011
Supplies                                                                                    1,745                   2,870
Taxes - Payroll                                                                           365,196                 600,334
Taxes - Real Estate                                                                        20,314                  66,119
Taxes - Other                                                                              31,786                  46,356
Travel and Entertainment                                                                  220,433                 451,946
Utilities                                                                                 318,543                 648,820
Other (attach schedule)                                                                   -79,642              20,769,199
Total Operating Expenses Before Depreciation                                            5,388,260              31,228,583
Depreciation/Depletion/Amortization                                                       228,254               1,108,721
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                         -682,224             -22,384,853
OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                            -29,469                 -64,997
Interest Expense                                                                           -4,520                 145,425
Other Expense (attach schedule)                                                            31,313                -165,039
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                            -738,486             -22,430,236
REORGANIZATION ITEMS
Professional Fees                                                                         595,224               1,131,052
U.S. Trustee Quarterly Fees                                                                     0                       0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                    0                       0
Loss (Gain) from Sale of Equipment/Unit                                                   470,348                 454,320
Other Reorganization Expenses (attach schedule)                                                 0                       0
Total Reorganization Expenses                                                           1,065,572               1,585,372
Income Taxes                                                                               20,000                 107,100
NET PROFIT (LOSS)                                                                      -1,824,058             -24,122,708

In re:  Lason Systems, Inc.                              Case #:   01-11491
                                                 Reporting Period:  January 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                     CUMULATIVE FILING TO
BREAKDOWN OF "OTHER" CATEGORY                                                      MONTH                    DATE
-----------------------------                                                      -----                    ----
OTHER DIRECT COSTS
Purchased Services                                                                 1,294,718.29          2,560,228.81
Postage, Delivery, & Pass through Accounts                                           641,787.22            805,230.57
Leasing and Maintenance Expenses                                                   1,539,270.56          3,030,069.76
Building Expenses                                                                    964,334.57          2,145,649.54
Telecommunications Expense                                                           267,068.22            514,419.80
Other Expenses                                                                       690,105.08          1,282,093.62
Depreciation                                                                       1,347,396.26          2,590,848.89
  TOTAL OTHER DIRECT COSTS                                                         6,744,680.20         12,928,540.99
OTHER OPERATIONAL EXPENSES
Other Expenses Net (Primarily Asset Impairment Charge)                               (79,641.67)        20,769,199.33







  TOTAL OTHER OPERATIONAL EXPENSES                                                   (79,641.67)        20,769,199.33
OTHER INCOME
9100 Interest Income                                                                 (29,468.56)           (64,997.16)

OTHER EXPENSES
9300 Bank Charges                                                                     31,313.10             76,480.26
9450 Compensatory Option Expense                                                           0.00           (241,519.32)
  TOTAL OTHER EXPENSES                                                                31,313.10           (165,039.06)
OTHER REORGANIZATION EXPENSES


 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  Lason Systems, Inc.                              Case No.:   01-11491
                                                 Reporting Period:  January 2002

                                 BALANCE SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                   22,078,619                     3,495,524
Restricted Cash and Cash Equivalents (see continuation sheet)                                                              -
Accounts Receivable (Net)                                                           48,634,212                    54,708,454
Notes Receivable
Inventories                                                                          6,985,871                     6,709,432
Prepaid Expenses                                                                     7,786,746                     8,993,104
Professional Retainers                                                                 550,349                       365,402
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                86,035,797                    74,271,916
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                         558,375                       562,375
Machinery and Equipment                                                             71,384,138                    74,876,826
Furniture, Fixtures and Office Equipment                                             4,581,975                     4,152,557
Leasehold Improvements                                                              12,522,800                    13,028,797
Vehicles                                                                             1,018,382                     1,064,959
Less Accumulated Depreciation                                                       56,300,808                    55,563,994
TOTAL PROPERTY & EQUIPMENT                                                          33,764,862                    38,121,520
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                     (52,347,054)                  (38,468,283)
TOTAL OTHER ASSETS                                                                 (52,347,054)                  (38,468,283)

TOTAL ASSETS                                                                        67,453,605                    73,925,153


                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                                      2,856,678
Taxes Payable (refer to FORM MOR-4)                                                       5,004                             -
Wages Payable                                                                         2,948,689                     1,292,793
Notes Payable                                                                           246,962                       250,685
Rent / Leases - Building/Equipment                                                    1,925,270
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                     22,771,398                    24,909,048
TOTAL POSTPETITION LIABILITIES                                                       30,754,002                    26,452,526
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                        253,581,130                   255,004,233
Priority Debt
Unsecured Debt                                                                       72,356,968                    57,574,975
TOTAL PRE-PETITION LIABILITIES                                                      330,272,282                   316,913,389

TOTAL LIABILITIES                                                                   361,026,283                   343,365,915
OWNER EQUITY
Capital Stock                                                                           130,100                       130,100
Additional Paid-In Capital                                                          203,669,686                   203,678,894
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                   (473,249,756)                 (473,249,756)
Retained Earnings - Postpetition                                                    (24,122,708)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                   (293,572,678)                 (269,440,762)
TOTAL LIABILITIES AND OWNERS' EQUITY                                                 67,453,605                    73,925,153
                                                                                              0                             0

In re:  Lason Systems, Inc.                              Case No.:   01-11491
                                                 Reporting Period:  January 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
Other Current Assets




Other Assets
AR Postage                                                                                    -                        43,446
Value Added Receivable                                                                  166,491                       158,123
AR Miscellaneous                                                                        111,364                      (546,316)
Advances to Employees                                                                    40,577                        39,926
Investment in Canada/MR/Services/Holdings/PMC                                      (223,543,471)                  (62,270,151)
Due to/from Canada/MR Services/Holdings/PMC                                          24,707,627                  (137,821,548)
Due to/from other subsidiaries                                                       29,272,236                    27,826,545
Intercompany transfers/transactions                                                    (170,203)                     (236,696)
Intangible Assets - net                                                             117,068,325                   134,338,389
                                                                                    (52,347,054)                  (38,468,283)
                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
Other Postpetition Liabilities
Postage Deposits                                                                    2,833,252                     3,465,355
Customer Deposits                                                                   1,420,875                     1,196,711
Accrued Expenses                                                                    6,111,839                     4,631,697
Accrued Benefits                                                                    1,810,348                     2,074,036
Accrued Copier                                                                        250,586                       287,729
PRG liability                                                                                                       170,164
Accrued Insurance                                                                   1,007,232                     1,041,341
Accrued Retention & Bonus                                                           3,015,835                     3,276,688
Restructuring Reserve                                                                       -                     3,560,649
Employee Flex spending/metlife/hyatt                                                   52,413                        47,777
Deferred Revenue                                                                    3,531,548                     3,987,642
Deferred Acquisition payable                                                                                       (186,355)
Accrued Tax Penalties and Fines                                                       465,000                             -
Unvouched Payables                                                                  1,034,911                     1,355,614
Accrued Professional Services                                                       1,237,559                             -


                                                                                   22,771,398                    24,909,048
Adjustments to Owner Equity

Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)








Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.